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                                                                    EXHIBIT 99.1

                                  CERTIFICATION

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18
U.S.C. Section 1350, as adopted), Gary J. Sbona, Chief Executive Officer of Verity, Inc. (the "Company"), and Stephen W. Young, Chief Operating Officer & Acting Chief Financial Officer of the Company, each hereby certify that, to the best of their knowledge:

      1. The Company's Quarterly Report on Form 10-Q for the period ended November 30, 2002, and to which this Certification is attached as Exhibit
      99.1 (the "PERIODIC REPORT"), fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, and

      2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

      IN WITNESS WHEREOF, the undersigned have set their hands hereto as of the 10th day of January, 2003.





      /s/ GARY J. SBONA
      ----------------------------
      Gary J. Sbona, CHIEF EXECUTIVE OFFICER



      /s/ STEPHEN W. YOUNG
      ----------------------------
      Stephen W. Young, CHIEF OPERATING OFFICER & ACTING CHIEF FINANCIAL OFFICER